UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

GMTECH INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-56709	93-3955846
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

45 Rockefeller Plaza, 21F, New York, New York 10111

(Address of principal executive offices)

(646) 508-0022

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Yuyang Cui as Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director of the Company

On February 13, 2025, the Company accepted the resignation of Yuyang Cui from her positions as Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director. Ms. Cui’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

Election of Juan Yang as a Chief Executive Officer, Treasurer and Secretary of the Company

On February 13, 2025, the Company appointed Juan Yang to serve as Chief Executive Officer, Treasurer and Secretary of the Company.

Ms. Juan Yang was engaged in personal business operations in her early years. She is currently the general manager of Houyi International Holdings (Shenzhen) Co., Ltd., mainly responsible for the operation and management of the company's daily business, signing contracts and handling business with external parties; organizing business management matters.

Election of Chao Li as Chief Financial Officer of the Company

On February 13, 2025, the Company appointed Chao Li to serve as Chief Financial Officer of the Company.

Mr. Chao Li studied physical chemistry at Renmin University of China in his early years, and then studied advanced physics and management at University College London (UCL). He also holds CFA, CIIA International Registered Investment Analyst, Senior Economist (Senior Economist), Chartered Institute of Securities and Investment (CISI), Chartered Wealth Manager (CWM) and other certificates. He is currently the head of the strategic investment department of Fengdaohe Group, mainly responsible for strategic consulting, industrial investment, investment financing, asset management, and IPO matters.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMTECH INC.

Dated: February 19, 2025	By:	/s/ Jianting Liu
	Name:	Jianting Liu
	Title:	Director

3